UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 1

To

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K filed December 8, 2009

BERRY PLASTICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	033-75706-01	35-1814673
(State of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

101 Oakley Street Evansville, Indiana	47710
(Address of principal executive offices)	(Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Additional Guarantors

Exact Name	Jurisdiction of Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Name, Address and Telephone Number of Principal Executive Offices
Aerocon, LLC	Delaware	308935	1948748	(a)
Berry Iowa, LLC	Delaware	308942	1382173	(a)
Berry Plastics Design, LLC	Delaware	308962	1689708	(a)
Berry Plastics Technical Services, Inc.	Delaware	308957	1029638	(a)
Berry Sterling Corporation	Delaware	308954	1749681	(a)
CPI Holding Corporation	Delaware	308934	1820303	(a)
Knight Plastics, Inc.	Delaware	308935	2056610	(a)
Packerware Corporation	Delaware	308948	0759852	(a)
Pescor, Inc.	Delaware	308974	3002028	(a)
Poly-Seal, LLC	Delaware	308952	0892112	(a)
Venture Packaging, Inc.	Delaware	308951	0368479	(a)
Venture Packaging Midwest, Inc.	Delaware	308934	1809003	(a)
Berry Plastics Acquisition Corporation III	Delaware	308937	1445502	(a)
Berry Plastics Opco, Inc.	Delaware	308930	0120989	(a)
Berry Plastics Acquisition Corporation V	Delaware	308936	4509933	(a)
Berry Plastics Acquisition Corporation VIII	Delaware	308932	0036809	(a)
Berry Plastics Acquisition Corporation IX	Delaware	308935	2184302	(a)
Berry Plastics Acquisition Corporation X	Delaware	308935	2184301	(a)
Berry Plastics Acquisition Corporation XI	Delaware	308935	2184300	(a)
Berry Plastics Acquisition Corporation XII	Delaware	308935	2184299	(a)
Berry Plastics Acquisition Corporation XIII	Delaware	308935	2184298	(a)
Berry Plastics Acquisition Corporation XV, LLC	Delaware	308935	2184293	(a)
Kerr Group, LLC	Delaware	308995	0898810	(a)
Saffron Acquisition, LLC	Delaware	308994	3293114	(a)
Setco, LLC	Delaware	308956	2374074	(a)
Sun Coast Industries, LLC	Delaware	308959	1952968	(a)
Cardinal Packaging, Inc.	Ohio	308934	1396561	(a)
Covalence Specialty Adhesives LLC	Delaware	267220	4104683	(a)
Covalence Specialty Coatings LLC	Delaware	267220	4104683	(a)
Caplas LLC	Delaware	308920	3888603	(a)
Caplas Neptune, LLC	Delaware	308920	5557864	(a)
Captive Holdings, Inc.	Delaware	308920	1290475	(a)
Captive Plastics, Inc.	New Jersey	308922	1890735	(a)
Grafco Industries Limited Partnership	Maryland	308952	1729327	(a)
Rollpak Acquisition Corporation	Indiana	308903	0512845	(a)
Rollpak Corporation	Indiana	308935	1582626	(a)
Pliant Corporation	Delaware	267343	2107725	(a)
Pliant Corporation International	Utah	267387	0473075	(a)
Pliant Film Products of Mexico, Inc.	Utah	267387	0500805	(a)
Pliant Packaging of Canada, LLC	Utah	267387	0580929	(a)
Uniplast Holdings Inc.	Delaware	267313	3999589	(a)
Uniplast U.S., Inc.	Delaware	267304	3199066	(a)
Superfos Packaging Inc.	Virginia	308930	1444795	(a)

(a) 101 Oakley Street, Evansville, Indiana 47710

Explanatory Note:

On December 8, 2009, Berry Plastics Corporation (“Berry Plastics”) filed a current report on Form 8-K to report that it had completed the acquisition of all of the outstanding capital stock of Pliant Corporation (“Pliant”).  In such Form 8-K, Berry Plastics stated that it would file the financial statements of Pliant and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items.  The Company is filing this Amendment No. 1 to provide such financial statements and pro forma financial information.

Item 9.01                      Exhibits.

(a)           Financial statements of businesses acquired.

The financial statements of  Pliant required by Item 9.01(a) of Form 8-K are incorporated herein by reference to Exhibit 99.2 of this Form 8-K.

(b)           Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K are incorporated herein by reference to Exhibit 99.3 of this Form 8-K.

(d)           Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: January 29, 2010	By:	/s/ James M. Kratochvil
	Name:	James M. Kratochvil
	Title:	Executive Vice President, Chief Financial Officer, Assistant Treasurer and Secretary

EXHIBITS

4.01*
Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastics Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8¼% first priority senior secured notes due 2015, dated November 12, 2009.

4.02*
First Supplemental Indenture, dated as of December 3, 2009, by and between Berry Plastics Corporation, the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow LLC, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank, National Association, as Trustee, relating to 8¼% first priority senior secured notes due 2015, dated November 12, 2009.

4.03*
Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8⅞% second priority senior secured notes due 2014, dated November 12, 2009.

4.04*
First Supplemental Indenture, dated as of December 3, 2009, by and between Berry Plastics Corporation, the subsidiaries of Berry Plastics Corporation party thereto, Berry Plastics Escrow LLC, Berry Plastics Escrow Corporation, and U.S. Bank National Association, as Trustee, relating to the Indenture, by and between Berry Plastics Escrow Corporation and Berry Plastic Escrow LLC, as Issuers, and U.S. Bank National Association, as Trustee, relating to 8⅞% second priority senior secured notes due 2014, dated November 12, 2009.

4.05*
Collateral Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein and U.S. Bank National Association, as Collateral Agent, relating to 8¼% first priority senior secured notes due 2015, dated December 3, 2009.

4.06*
Additional Secured Creditor Consent, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation signatory thereto and U.S. Bank National Association, as Authorized Representative and Collateral Agent, relating to 8⅞% second priority senior secured notes due 2014, dated December 3, 2009.

4.07*
Registration Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein, and Banc of America Securities LLC and Barclays Capital Inc., as representatives of the Initial Purchasers, relating to 8¼% first priority senior secured notes due 2015, dated December 3, 2009.

4.08*
Registration Rights Agreement, by and between Berry Plastics Corporation, each Subsidiary of Berry Plastics Corporation identified therein, and Banc of America Securities LLC and Barclays Capital Inc., as representatives of the Initial Purchasers, relating to 8⅞% second priority senior secured notes due 2014, dated December 3, 2009.

99.1*	Press Release by Berry Plastics Corporation, dated December 3, 2009.

99.2	Financial Statements of Pliant Corporation.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.
___________
*           Exhibits filed with the Form 8-K dated December 8, 2009